DIAMOND [LOGO]


                        NEWS RELEASE

CONTACT:
In Woodstock, IL    In Chicago, IL
Dan Bronson         Thomas Laughran
Financial Analyst   The Investor Relations Co.
(815) 334-2420      (847) 564-5610

                  Diamond Home Services Announces New CEO and
                  -------------------------------------------
                   New President and COO of Diamond Exteriors
                   ------------------------------------------

Woodstock, IL -- (October 6, 1999) -- Diamond Home Services, Inc. (NASDAQ: DHMS) today named Ernest L. Wilding as the new Chief Executive Officer and Joseph M. Sieger as the new President and Chief Operating Officer of Diamond Exteriors, Inc., its installed home improvements subsidiary.

From 1983 to 1999, Mr. Wilding (52) was President and CEO of Spray-Tech, Inc., a Sears licensee of siding, window and texture coating. Prior to that, Mr. Wilding was President and COO of Gale Enterprises, an insulation contractor.

Mr. Sieger (36) joins the Company after working for Sears Home Services from 1996 to 1999, most recently as Director of siding, window and door categories, and was instrumental in Sears's acquisition and integration of Spray-Tech and All America Termite and Pest Control. Mr. Sieger was previously a management consultant at A.T. Kearney and Price Waterhouse.

"We are extremely pleased to have Ernie and Joe as part of our team," said C. Stephen Clegg, Diamond Home Services's Chairman and CEO. "Their 34 years of combined home improvement industry experience will benefit the Company greatly. Ernie and Joe offer strong operational know-how and valuable experience regarding licensee matters in the home improvement industry. Their reputations for quality, honesty and integrity are unassailable."

"As CEO of Spray-Tech, Ernie built the company considered to be the business model for home improvement licensees. Spray-Tech continues to regularly receive awards for quality, and has notably high levels of employee and sales representative satisfaction among similar licensed home improvement companies," continued Mr. Clegg.

"Joe's excellent working relationships with Diamond's business partners - coupled with his knowledge of home improvement licensee issues - makes him uniquely qualified to further develop our cooperative relationships. Together, Ernie and Joe will greatly benefit all our businesses," Mr. Clegg concluded.

Diamond Home Services, Inc. is a leading national marketer and contractor of installed home improvement products, including roofing systems, gutters, doors, and fencing. The Company, through its subsidiary, Reeves Southeastern Corporation, is one of the largest manufacturers and distributors of fencing and perimeter security products to the industrial and residential markets in the U.S. Reeves Southeastern operates 32 distribution centers primarily in the eastern half of the U.S. In addition, Reeves Southeastern furnishes and installs private-label fencing home improvement products. Through its subsidiary Diamond Exteriors, Inc.(R) the Company markets installed home improvement products and services directly to consumers, primarily under the "SEARS" name. Through its finance subsidiary Marquise Financial Services, Inc. the Company also offers financing to its customers. The Company has home consultants located in major cities across the U.S., providing the Company with a presence in markets covering approximately 80% of the owner-occupied households in the U.S.

Certain statements contained herein, including without limitation, statements addressing the beliefs, plans, objectives estimates or expectations of the Company or future results or events constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements involve known or unknown risks, including, but not limited to, general economic and business conditions, matters related to the licensing agreement between Diamond Exteriors, Inc. and Sears, Roebuck and Co., warranty exposure, the Company's reliance on home consultants and on the availability of qualified independent installers, lead activity and costs related thereto, the outcome of discussions with its creditors and other constituencies, and conditions in the installed home improvement industry.
There can be no assurance that the actual future results, performance, or achievements expressed or implied by such forward-looking statements will occur. Users of forward-looking statements are encouraged to review Item 7 of the Company's most recent annual report on Form 10-K, its filings on Form 10-Q, management's discussion and analysis in the Company's most recent annual report to stockholders, the Company's filings on Form 8-K, and other federal securities law filings for a description of other important factors that may affect the Company's business, results of operations and financial condition



  For additional information on Diamond Home Services free of charge via the internet, please go to http://www.tirc.com/invest/diamond/dhms-profile.htm

DIAMOND [LOGO]


                                      NEWS RELEASE

CONTACT:
In Woodstock, IL    In Chicago, IL
Dan Bronson         Thomas Laughran
Financial Analyst   The Investor Relations Co.
(815) 334-2420      (847) 564-5610

                 Diamond Home Services Announces CFO Steps Down
                 ----------------------------------------------

Woodstock, IL -- (October 13, 1999) -- Diamond Home Services, Inc. (NASDAQ:
DHMS) today announced that Richard G. Reece, the Company's Vice President, Treasurer and Chief Financial Officer, will step down to pursue other interests.

"It's time for me to step down and pursue other interests. My job was to help Steve Clegg - Diamond Home Services, Inc.'s Chairman and CEO - start-up and take Diamond public, and transition the Company to its next level of evolution. This has long been done," stated Mr. Reece.

"Rich has been a key participant in building Diamond Home Services since the start-up and public offering," said Mr. Clegg. "We are sorry to see him go, but we can appreciate his motivations."

Mr. Reece's resignation becomes effective October 15, 1999. The Company has not yet named a new Chief Financial Officer, but will do so when an appropriate candidate is identified and hired.

Diamond Home Services, Inc. is a leading national marketer and contractor of installed home improvement products, including roofing systems, gutters, doors, and fencing. The Company, through its subsidiary, Reeves Southeastern Corporation, is one of the largest manufacturers and distributors of fencing and perimeter security products to the industrial and residential markets in the U.S. Reeves Southeastern operates 32 distribution centers primarily in the eastern half of the U.S. In addition, Reeves Southeastern furnishes and installs private-label fencing home improvement products. Through its subsidiary Diamond Exteriors, Inc.(R) the Company markets installed home improvement products and services directly to consumers, primarily under the "SEARS" name. Through its finance subsidiary Marquise Financial Services, Inc. the Company also offers financing to its customers. The Company has home consultants located in major cities across the U.S., providing the Company with a presence in markets covering approximately 80% of the owner-occupied households in the U.S.

Certain statements contained herein, including without limitation, statements addressing the beliefs, plans, objectives estimates or expectations of the Company or future results or events constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements involve known or unknown risks, including, but not limited to, general economic and business conditions, matters related to the licensing agreement between Diamond Exteriors, Inc. and Sears, Roebuck and Co., warranty exposure, the Company's reliance on home consultants and on the availability of qualified independent installers, lead activity and costs related thereto, the outcome of discussions with its creditors and other constituencies, and conditions in the installed home improvement industry.
There can be no assurance that the actual future results, performance, or achievements expressed or implied by such forward-looking statements will occur. Users of forward-looking statements are encouraged to review Item 7 of the Company's most recent annual report on Form 10-K, its filings on Form 10-Q, management's discussion and analysis in the Company's most recent annual report to stockholders, the Company's filings on Form 8-K, and other federal securities law filings for a description of other important factors that may affect the Company's business, results of operations and financial condition.

  For additional information on Diamond Home Services free of charge via the internet, please go to http://www.tirc.com/invest/diamond/dhms-profile.htm

                        Diamond Home Services announces
                        -------------------------------
                        CEO of Diamond Exteriors Resigns
                        --------------------------------

Woodstock, IL -- (October 14, 1999) -- Diamond Home Services, Inc. (NASDAQ:
DHMS) today announced that Ernest L. Wilding, Diamond Exteriors, Inc.'s Chief Executive Officer, has resigned.

Diamond Home Services, Inc. is a leading national marketer and contractor of installed home improvement products, including roofing systems, gutters, doors, and fencing. The Company, through its subsidiary, Reeves Southeastern Corporation, is one of the largest manufacturers and distributors of fencing and perimeter security products to the industrial and residential markets in the U.S. Reeves Southeastern operates 32 distribution centers primarily in the eastern half of the U.S. In addition, Reeves Southeastern furnishes and installs private-label fencing home improvement products. Through its subsidiary Diamond Exteriors, Inc.(R) the Company markets installed home improvement products and services directly to consumers, primarily under the "SEARS" name. Through its finance subsidiary Marquise Financial Services, Inc. the Company also offers financing to its customers. The Company has home consultants located in major cities across the U.S., providing the Company with a presence in markets covering approximately 80% of the owner-occupied households in the U.S.

Certain statements contained herein, including without limitation, statements addressing the beliefs, plans, objectives estimates or expectations of the Company or future results or events constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements involve known or unknown risks, including, but not limited to, general economic and business conditions, matters related to the licensing agreement between Diamond Exteriors, Inc. and Sears, Roebuck and Co., warranty exposure, the Company's reliance on home consultants and on the availability of qualified independent installers, lead activity and costs related thereto, the outcome of discussions with its creditors and other constituencies, and conditions in the installed home improvement industry.
There can be no assurance that the actual future results, performance, or achievements expressed or implied by such forward-looking statements will occur. Users of forward-looking statements are encouraged to review Item 7 of the Company's most recent annual report on Form 10-K, its filings on Form 10-Q, management's discussion and analysis in the Company's most recent annual report to stockholders, the Company's filings on Form 8-K, and other federal securities law filings for a description of other important factors that may affect the Company's business, results of operations and financial condition.